UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _______________________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 22, 2020
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Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant's address: 41 South High Street, Columbus, Ohio 43287
Registrant’s telephone number, including area code: (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 _______________________________________________________________________________________________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 5.875% Series C Non-Cumulative, perpetual preferred stock)	HBANN	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 6.250% Series D Non-Cumulative, perpetual preferred stock)	HBANO	NASDAQ
Common Stock—Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 22, 2020, the following matters were voted upon and approved by the shareholders of Huntington Bancshares Incorporated (Huntington) at its 2020 Annual Meeting of Shareholders:

Proposal 1 - Election of thirteen directors to serve a one-year term. Each nominee for director received the favorable vote of at least 95.1% of votes cast.

Nominee	For	Against/ Withheld	Abstentions	Broker Non-Votes
Lizabeth Ardisana	739,297,969	3,980,134	—	151,001,249
Alanna Y. Cotton	739,595,620	3,682,483	—	151,001,249
Ann B. (Tanny) Crane	737,850,116	5,427,987	—	151,001,249
Robert S. Cubbin	736,267,163	7,010,939	—	151,001,249
Steven G. Elliott	739,049,609	4,228,494	—	151,001,249
Gina D. France	726,748,099	16,530,004	—	151,001,249
J. Michael Hochschwender	738,385,718	4,892,384	—	151,001,249
John C. (Chris) Inglis	738,151,074	5,127,029	—	151,001,249
Katherine M. A. (Allie) Kline	739,365,209	3,912,894	—	151,001,249
Richard W. Neu	737,513,889	5,764,213	—	151,001,249
Kenneth J. Phelan	739,450,973	3,827,130	—	151,001,249
David L. Porteous	716,320,998	26,957,105	—	151,001,249
Stephen D. Steinour	707,076,698	36,201,405	—	151,001,249

Proposal 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the year 2020.

For	Against/ Withheld	Abstentions	Broker Non-Votes
888,385,488	4,563,170	1,330,717	—
99.5%	0.5%

Proposal 3 - Approval, on an advisory, non-binding basis, of the compensation of executives as disclosed in Huntington’s Proxy Statement dated March 12, 2020.

For	Against/ Withheld	Abstentions	Broker Non-Votes
711,836,187	26,410,399	5,031,539	151,001,249
96.4%	3.6%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	April 27, 2020	By:	/s/ Jana J. Litsey

Jana J. Litsey
Title: General Counsel